UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2017

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of principal executive offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Triage Purchase Agreement
On July 15, 2017, Quidel Corporation (the “Company”), solely for purposes of Sections 6.13 and 12.15 thereof, entered into a Purchase Agreement (the “Triage Purchase Agreement”) with Alere Inc., a Delaware corporation (“Seller”), QTB Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Purchaser”), and, for the limited purposes set forth therein, Abbott Laboratories, an Illinois corporation (“Abbott”), pursuant to which Seller agreed to sell, and Purchaser agreed to acquire, Seller’s cardiovascular and toxicology Triage® MeterPro business (the “Triage Business”).
As aggregate consideration for the Triage Business, Purchaser will pay $400.0 million in cash at the closing of the acquisition (subject to an inventory adjustment as set forth in the Triage Purchase Agreement) and assume certain post-closing liabilities. Purchaser expects to fund the cash purchase price for the Triage Business with a combination of cash on hand and new debt financing pursuant to the commitment letter described below. The Triage Purchase Agreement contains customary representations, warranties and covenants made by each of Purchaser and Seller, as well as mutual indemnification obligations.
The transactions contemplated by the Triage Purchase Agreement are subject to certain closing conditions, including: (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of January 30, 2016, as amended on April 13, 2017, by and among Seller, Abbott and Angel Sub, Inc. (as amended, the “Merger Agreement”), pursuant to which Seller will become a wholly-owned subsidiary of Abbott (the “Merger”), (ii) no law or judgment (whether temporary, preliminary or permanent) shall have been promulgated, entered, enforced, enacted or issued by any governmental authority, including a court, that remains in effect and that prohibits, enjoins or makes illegal the consummation of the transactions, (iii) the consummation of the transactions contemplated by the BNP Purchase Agreement (as defined below), and (iv) other customary closing conditions. Seller is divesting the Triage Business in connection with review by the Federal Trade Commission (the “FTC”) and the European Commission (the “EC”) of the Merger, which remains subject to FTC and EC approvals and other regulatory approvals. Purchaser’s acquisition of the Triage Business is also subject to approval by the FTC and the EC of Purchaser as the buyer of the Triage Business and other regulatory approvals. Consummation of Purchaser’s acquisition of the Triage Business is expected to occur concurrent with, or as soon as practicable following, the closing of the Merger.
The Triage Purchase Agreement may be terminated under certain circumstances, including: (i) the parties’ mutual agreement, (ii) in the event that Abbott determines in good faith that the FTC, the EC or another governmental authority is not likely to approve the Triage Purchase Agreement, the transactions contemplated thereby, or Purchaser as the buyer of the Triage Business, (iii) if any governmental authority issues a final, non-appealable judgment permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Triage Purchase Agreement, (iv) if the Merger Agreement is terminated, (v) the non-terminating party’s uncured material breach of the Triage Purchase Agreement, or (vi) if the transactions contemplated by the Triage Purchase Agreement have not been consummated within 90 days after the consummation of the Merger.
The Triage Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transactions, including: (i) a mutual transition services agreement, (ii) a manufacturing and supply agreement, pursuant to which Purchaser shall provide Seller with certain components, and (iii) lease agreements, pursuant to which Seller or its affiliates will lease portions of the real property in San Diego, California that will be acquired by Purchaser pursuant to the Triage Purchase Agreement.
The foregoing description of the Triage Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Triage Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.

BNP Purchase Agreement
Also on July 15, 2017, the Company, solely for purposes of Section 11.15 thereof, entered into a Purchase Agreement (the “BNP Purchase Agreement”) with Seller, Purchaser, and, for the limited purposes set forth therein, Abbott, pursuant to which Seller agreed to sell, and Purchaser agreed to acquire, assets and liabilities relating to Seller’s contractual arrangement with Beckman Coulter, Inc. for the supply by Seller of antibodies and other inputs related to, and distribution of, the Triage® BNP Test (the “BNP Product”) for the Beckman Coulter Access Family of Immunoassay Systems (the “BNP Business”).
As aggregate consideration for the BNP Business, Purchaser will pay up to $40.0 million in cash, payable in five annual installments of $8.0 million, the first of which will be paid approximately six months following the closing of the transactions contemplated by the BNP Purchase Agreement, and assume certain post-closing liabilities. The cash purchase price is subject to an inventory adjustment as set forth in the BNP Purchase Agreement. Purchaser’s obligation to pay the annual installments will (i) terminate if Purchaser’s net sales of BNP Product fall below a specified amount in the European Economic Area and certain other specified market conditions occur, and (ii) accelerate, and be immediately payable, if Purchaser transfers or conveys certain associated rights, assets or properties. Purchaser intends to fund the cash purchase price for the BNP Business from cash on hand. The BNP Purchase Agreement contains customary representations, warranties and covenants made by each of Purchaser and Seller, as well as mutual indemnification obligations.
The transactions contemplated by the BNP Purchase Agreement are subject to certain closing conditions, including: (i) the consummation of the Merger, (ii) no law or judgment (whether temporary, preliminary or permanent) shall have been promulgated, entered, enforced, enacted or issued by any governmental authority, including a court, that remains in effect and that prohibits, enjoins or makes illegal the consummation of the transactions, (iii) the consummation of the transactions contemplated by the Triage Purchase Agreement, and (iv) other customary closing conditions. Seller is divesting the BNP Business in connection with review by the EC of the Merger. Purchaser’s acquisition of the BNP Business is also subject to approval by the EC of Purchaser as the buyer of the BNP Business and other regulatory approvals. Purchaser’s acquisition of the BNP Business is expected to occur at, or as soon as practicable following, the closing of the Merger.
The BNP Purchase Agreement may be terminated under certain circumstances, including (i) the parties’ mutual agreement, (ii) in the event that Abbott determines in good faith that the FTC, the EC or another governmental authority is not likely to approve the BNP Purchase Agreement, the transactions contemplated thereby, or Purchaser as the buyer of the BNP Business, (iii) if any governmental authority issues a final, non-appealable judgment permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the BNP Purchase Agreement, (iv) if the Merger Agreement is terminated, (v) the non-terminating party’s uncured material breach of the BNP Purchase Agreement, or (vi) if the transactions contemplated by the BNP Purchase Agreement have not been consummated within 90 days after the consummation of the Merger.
The BNP Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transactions, including: (i) a transition services agreement, pursuant to which Seller shall provide certain transitional services to Purchaser and (ii) a distribution agreement, for the distribution of the BNP Product in markets outside of the European Economic Area.
The foregoing description of the BNP Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the BNP Purchase Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.
Investors should not rely on the representations, warranties and covenants in the Triage Purchase Agreement or the BNP Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, any of its subsidiaries, the Triage Business or the BNP Business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such purchase agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Commitment Letter
Also, on July 15, 2017, in connection with the entry into the Triage Purchase Agreement, the Company entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A. (“Bank of America”) and JPMorgan Chase Bank, N.A. (“JPMorgan” and together with Bank of America, the “Initial Lenders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates, “MLPFS”) and JPMorgan (“JPMS” and together with MLPFS, the “Lead Arrangers”). The Commitment Letter provides that, in connection with the transactions contemplated by the Triage Purchase Agreement and subject to the conditions set forth in the Commitment Letter, the Initial Lenders will provide to the Company a $245.0 million senior secured term loan facility (the “Term Loan”) and a $25.0 million revolving credit facility (the “Revolving Credit Facility,” and together with the Term Loan, the “Financing”). The Financing will be guaranteed by certain subsidiaries of the Company and will be secured by liens on certain of the assets of the Company and the guarantors. The Lead Arrangers will attempt to further syndicate the Financing. Various economic terms of the Financing are subject to change in the process of syndication.
The Company intends to use, along with cash on hand, the proceeds of the Term Loan and a portion of the Revolving Credit Facility (a) to pay the consideration for the Triage Business and (b) to pay the fees and expenses incurred in connection with the acquisition of the Triage Business pursuant to the Triage Purchase Agreement (the “Triage Acquisition”) and the acquisition of the BNP Business pursuant to the BNP Purchase Agreement (the “BNP Acquisition” and together with the Triage Acquisition, the “Acquisitions”).
The commitment to provide the Financing remains subject to certain conditions, including consummation of the Acquisitions; the negotiation and execution of definitive documentation consistent with the Commitment Letter; the delivery of certain financial information, the absence of a material adverse effect on the Triage Business; the accuracy of specified representations and warranties of Seller and Abbott in the Triage Purchase Agreement and specified representations and warranties of the Company to be set forth in the definitive loan documents; the Lead Arrangers having been provided a specified period to syndicate the Financing, with the assistance of the Company as set forth in the Commitment Letter, and other customary closing conditions.
The actual documentation governing the Financing has not been finalized, and accordingly, the actual terms may differ from the description of such terms in the Commitment Letter.
The foregoing summary of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, which is filed as Exhibit 10.3 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.
Item 7.01 Regulation FD Disclosure.
On July 17, 2017, the Company issued a press release announcing entry into the Triage Purchase Agreement and the BNP Purchase Agreement, and will hold a conference call at 7:30 a.m., Eastern Time, on July 17, 2017 to discuss such announcement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.
The information in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Triage Purchase Agreement, dated July 15, 2017, by and among Seller, Purchaser, for purposes of Section 6.13 and 12.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*

10.2	BNP Purchase Agreement, dated July 15, 2017, by and among Seller, Purchaser, for purposes of Section 11.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*
10.3
Commitment Letter dated July 15, 2017 by and among the Company, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as the Initial Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates) and JPMorgan, as the Lead Arrangers.

99.1	Press release, dated July 17, 2017, announcing the Triage and BNP transactions.

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

Cautionary Note Regarding Forward-Looking Statements
Forward-Looking Statements: This current report on Form 8-K contains certain forward-looking statements. Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “might,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” and similar words, although some forward-looking statements are expressed differently. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include: the ability to successfully consummate the transactions contemplated by the Triage Purchase Agreement and the BNP Purchase Agreement on a timely basis, if at all, including the satisfaction of the closing conditions of the transactions (including consummation of the Merger); the ability to satisfy the conditions of and obtain the Financing; the conditions of the credit markets and the Company’s ability to fund the transactions on acceptable terms; the risk that disruptions will occur from the transactions that will harm the Company’s business, the Triage Business or the BNP Business; any disruptions or threatened disruptions to the relationships of the Company, the Triage Business or the BNP Business with their respective distributors, suppliers, customers and employees; the Company’s ability to manage the foreign expansion; the receipt of regulatory approvals or clearances relating to the Triage Business or the BNP Business, or any loss of previously received regulatory approvals or clearances; and the Company’s ability to successfully integrate the acquired businesses into the Company’s operations, including its ability to realize anticipated synergies and operational improvement. Forward-looking statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. The Company is subject to additional risks and uncertainties described in the Company’s annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis and expectations only as of the date of this Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2017

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Triage Purchase Agreement, dated July 15, 2017, by and among Seller, Purchaser, for purposes of Section 6.13 and 12.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*

10.2	BNP Purchase Agreement, dated July 15, 2017, by and among Seller, Purchaser, for purposes of Section 11.15 thereof, the Company and for the limited purposes therein set forth therein, Abbott.*
10.3
Commitment Letter dated July 15, 2017 by and among the Company, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as the Initial Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates) and JPMorgan, as the Lead Arrangers.

99.1	Press release, dated July 17, 2017, announcing the Triage and BNP transactions.

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.